UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 02796)

Exact name of registrant as specified in charter:	Putnam High Yield Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2008

Date of reporting period: September 1, 2007 — February 29, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam High Yield Trust

2|29|08

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
High Yield
Trust

2| 29| 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	21
Trustee approval of management contract	23
Other information for shareholders	29
Financial statements	30

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

In 2008, financial markets and the economy face many challenges. The credit crisis that began as a rise in defaults for a limited segment of the U.S. mortgage market has spread across the global financial sector and produced a severe tightening of credit conditions. Growth has been curtailed as a result, and markets have reacted by sending stock prices lower. In the United States, the economy has weakened considerably, with many predicting that we are now in a recession, or will be soon. The good news is that policymakers are taking decisive action to counter these developments: The Federal Reserve Board has cut interest rates and added liquidity to the credit markets. In February, federal lawmakers, working with the president, approved a $168 billion fiscal stimulus plan, which will deliver tax rebate checks to tens of millions of Americans.

Still, as investors it is natural to feel discouraged. During these challenging times, it is important to remember the value of a long-term perspective and the counsel of your financial representative. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. If recent history is any indication, recessions in the United States are short-lived compared to economic expansions. Since 1960, the economy has experienced seven recessions lasting an average of 11 months, versus 64 months for the average expansion.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more readable and accessible, and we hope you think so as well.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our existing investors for your continued confidence in Putnam. We note that Putnam Investments celebrated its 70th anniversary in November. From modest beginnings in Boston, Massachusetts, the company has grown into a global asset manager that serves millions of investors worldwide. Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate this 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management.

Putnam High Yield Trust: A disciplined approach
to seeking high current income and capital growth

Unlike most types of fixed-income investments, high-yield bonds are more influenced by the performance of issuing companies than by interest rates. For this reason, distinguishing between opportunities and pitfalls in the high-yield bond market requires a rigorous selection process. With Putnam High Yield Trust, this process is highlighted by exhaustive research, investment diversification, and timely portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team — more than 20 professionals, including analysts who specialize by industry — visits with the management of issuing companies and analyzes each company’s profitability and capital structure. The team then considers this information in the context of the bond’s total return profile before deciding whether it is an appropriate investment for the fund.

The fund’s portfolio typically consists of bonds issued by a broad range of companies. Holdings are diversified across industry sectors and among bonds with different credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well. Among these securities, investments in emerging-market bonds can enhance the fund’s appreciation potential. The fund also invests in convertible securities as well as bank loans. Although diversification does not ensure a profit or protect against a loss and it is possible to lose money in a diversified portfolio, the fund’s diversification can help reduce the volatility that typically comes with higher-risk investments.

As the bond markets shift over time, the fund’s management team looks for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, if credit spreads widen and prices of lower-rated securities decline, the team may look to take advantage of the improved valuation of higher-risk securities. Conversely, if the team believes that credit risk is likely to pick up or volatility is likely to increase, the team may look to reduce risk in the portfolio.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

What makes a bond “high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are rated below investment grade by an independent rating agency. (For example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa.) The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

BOND RATINGS

Moody’s	Grade

Aaa	Investment

Aa	Investment

Baa	Investment

Ba, B	High yield

Caa/Ca	High yield

C	High yield

High-yield bonds have offered greater return potential
than investment-grade bonds.

Performance snapshot

Putnam High Yield Trust

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 7 and 12–14 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

† The inception of the JPMorgan Developed High Yield Index was 12/31/94.

The period in review

Thanks for taking the time today to talk about High Yield Trust, Paul. How did the fund perform during the past six months?

It held up relatively well during a difficult period for the high-yield bond market. For the six months ending February 29, 2008, the fund returned –1.56%, compared with –1.54% for its benchmark, the JPMorgan Developed High Yield Index, and –2.48% for our Lipper peer group, High Current Yield Funds.

What factors caused the high-yield market to post a negative return during the period?

In response to the subprime mortgage crisis and the resulting contagion that impacted the capital markets, high-yield bonds sold off during the two months that preceded the semiannual period. There was a modest recovery in September and October 2007, but high-yield bond performance subsequently declined in late 2007 due to concerns about the trajectory of the U.S. economy

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/08. See page 6 and pages 12–14 for additional fund performance information. Index descriptions can be found on page 22.

and corporate business fundamentals. Despite historically low default rates, these worries, along with a large overhang of new issuance, have held back the market so far in 2008.

What strategy did you use to weather this challenging environment?

We were well positioned during this difficult period. We had taken down some of our lower-rated positions earlier in 2007 and were overweight in sectors that generally outperformed during this period. Investing in floating-rate bank loans issued by high-yield companies was another method we used to attempt to temper the fund’s volatility. Unfortunately, this asset class suffered price losses as well, and our stance in it detracted from our performance relative to the benchmark.

What other moves did you make with the fund?

As high-yield bond prices declined, we were able to uncover buying opportunities among some lower-quality pockets of the market. During the period, the fund benefited from underweighting the financials and housing industries, and by overweighting energy issues — two postures we’ve maintained. At the same time, fund performance was held back by overweighting the diversified media group. Other areas we overweighted included aerospace and defense, cable TV/wireless, consumer products, and metals/minerals. Grocers, tobacco, forest

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/29/08. Holdings will vary over time.

COUPON (%) and
HOLDING (percentage of fund’s net assets)	MATURITY DATE	SECTOR/INDUSTRY

General Motors Corp. (1.0%)	7.2%, 2011	Consumer cyclicals/Automotive

NRG Energy, Inc. (0.7%)	7.375%, 2016	Utilities & power/Power producers

Ford Motor Credit Co., LLC (0.7%)	9.875%, 2011	Consumer cyclicals/Automotive

Echostar DBS Corp. (0.7%)	6.375%, 2011	Consumer staples/Broadcasting

Freeport-McMoRan Copper
& Gold, Inc. (0.7%)	8.375%, 2017	Basic materials/Metals

GMAC, LLC (0.7%)	6.875%, 2012	Financials/Financials

Legrand SA (0.6%)	8.5%, 2025	Capital goods/Manufacturing

SunGard Data Systems, Inc. (0.6%)	9.125%, 2013	Technology/Computers

CCH I, LLC (0.6%)	11%, 2015	Consumer staples/Cable television

GMAC, LLC (0.6%)	6.75%, 2014	Financials/Financials

products, gaming, and retail were groups that we chose to underweight.

Let’s talk about some of the fund’s holdings. Which contributed to performance relative to the index?

As mentioned, our stake in energy companies helped performance, including investments in natural gas companies El Paso, Williams, and Chesapeake Energy, all of which profited from the rise in the price of natural gas. Energy companies outperformed because they’re seen as relatively immune to any economic downturn. International Coal also performed well, as the price of that commodity also rose. Relative to the index, the fund benefited further from underweighting index components, including financing company Residential Capital, which was hurt by its subprime mortgage exposure.

Which securities detracted from performance?

Diversified media company Vertis underperformed when its proposed acquisition of a competitor was called off. Restaurant company Buffets defaulted during the period in the aftermath of weak operating results.

Credit quality comparison

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of portfolio value. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

While the fund had a small stake in this company, we fortunately had cut back the position in advance of the announcement. Gaming company Tropicana Entertainment declined as new management lost the license for its top casino site in New Jersey. Cable TV provider Charter Communications lagged because the company’s potential buy-out didn’t come to fruition. Lastly, our stake in bank loans detracted from performance. Loans declined in price as demand for them dropped sharply at the same time a significant calendar of new bank-loan issuance was being prepared for release into the market. We took advantage of these price declines to purchase additional bank loans at what we found to be particularly attractive valuations.

I N   T H E   N E W S

The subprime mortgage financial crisis started with the downturn in the U.S. housing market during the fall of 2006 and became a global financial crisis by July 2007. Lax mortgage-lending practices in 2005 and 2006 resulted in rising debt load for borrowers with weak credit histories. This situation was sustainable when mortgage rates were extremely low and home prices were rising, but when these conditions reversed course, delinquencies and foreclosures began to spike. Many homeowners were unable or unwilling to meet financial commitments, and many lenders were left without a means to recoup their losses. As this report was being prepared, the problem continued to take its toll on markets around the world, most recently with the announced acquisition of Bear Stearns Cos. by JPMorgan Chase & Co. In past economic cycles, defaults would have been limited, but the repackaging, securitization, and wide-scale distribution of subprime mortgage debt by U.S. investment banks enabled the mortgage crisis to take on global proportions.

Paul, what’s your outlook for the coming months?

This is an unusual time in the credit markets. We have had a massive widening in high-yield spreads, which would normally be associated with default rates that are well above average. However, default rates remain low by historic measures, while we believe they will rise, the market appears to have factored in at least some of that increase. We think that corporate business fundamentals are likely to deteriorate along with a weakening national economy, driving this increase in defaults. In addition, market technicals — meaning factors of supply and demand — are currently not working in the asset class’s favor. Specifically, a large amount of issuance remains poised to come to market at a time when investors have not rediscovered an appetite for the added risk inherent in high-yield bonds. On the bright side, this backdrop has increased the spread — or yield advantage — of high-yield bonds over comparable U.S. Treasuries, meaning high-yield bond prices are, in many instances, more attractive than they have been for quite some time. For our part, we are excited about the opportunities the market should present. We believe that this kind of environment is one in which our approach can prove significantly beneficial for our fellow shareholders.

Thanks for your time and insight today, Paul.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 2/29/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund
Annual average	8.79%	8.64%	7.87%	7.87%	7.96%	7.96%	8.41%	8.29%	8.50%	8.86%

10 years	43.14	37.40	33.09	33.09	32.38	32.38	39.41	34.90	38.91	45.96
Annual average	3.65	3.23	2.90	2.90	2.84	2.84	3.38	3.04	3.34	3.85

5 years	54.62	48.47	49.06	47.06	48.75	48.75	52.56	47.51	51.90	56.17
Annual average	9.11	8.23	8.31	8.02	8.27	8.27	8.81	8.08	8.72	9.33

3 years	11.99	7.57	9.60	6.90	9.55	9.55	11.11	7.47	10.78	12.80
Annual average	3.85	2.46	3.10	2.25	3.09	3.09	3.57	2.43	3.47	4.10

1 year	–2.76	–6.63	–3.55	–8.06	–3.54	–4.44	–3.18	–6.36	–3.15	–2.62

6 months	–1.56	–5.55	–1.95	–6.68	–1.95	–2.90	–1.71	–4.87	–1.69	–1.43

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns

For periods ended 2/29/08

		Lipper High Current
	JPMorgan Developed	Yield Funds
	High Yield Index	category average*

Annual average
(life of fund)	—†	8.47%

10 years	66.43%	42.85
Annual average	5.23	3.47

5 years	55.68	47.33
Annual average	9.26	7.96

3 years	12.91	9.58
Annual average	4.13	3.02

1 year	–2.66	–4.03

6 months	–1.54	–2.48

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, 10-year, and life-of-fund periods ended 2/29/08, there were 470, 446, 382, 333, 157, and 11 funds, respectively, in this Lipper category.

† This index began operations on 12/31/94.

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.76%	8.61%	7.85%	7.85%	7.93%	7.93%	8.38%	8.26%	8.47%	8.83%

10 years	40.63	35.02	30.90	30.90	30.18	30.18	37.24	32.72	36.46	43.43
Annual average	3.47	3.05	2.73	2.73	2.67	2.67	3.22	2.87	3.16	3.67

5 years	50.83	44.72	45.57	43.57	45.48	45.48	49.01	44.14	48.18	52.57
Annual average	8.57	7.67	7.80	7.50	7.79	7.79	8.30	7.59	8.18	8.82

3 years	15.21	10.63	12.91	10.13	12.72	12.72	14.46	10.71	13.98	16.05
Annual average	4.83	3.42	4.13	3.27	4.07	4.07	4.60	3.45	4.46	5.09

1 year	–3.36	–7.21	–3.90	–8.40	–4.01	–4.91	–3.53	–6.71	–3.74	–3.10

6 months	–4.14	–7.95	–4.40	–9.02	–4.41	–5.33	–4.16	–7.29	–4.28	–4.03

Fund price and distribution information

For the six-month period ended 2/29/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.294		$0.264	$0.264	$0.282		$0.285	$0.305

Capital gains	—		—	—	—		—	—

Total	$0.294		$0.264	$0.264	$0.282		$0.285	$0.305

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/07	$7.82	$8.15†	$7.79	$7.78	$7.83	$8.09†	$7.77	$7.76

2/29/08	7.41	7.72	7.38	7.37	7.42	7.67	7.36	7.35

Current yield
(end of period)

Current
dividend rate[1]	7.94%	7.62%	7.15%	7.16%	7.60%	7.35%	7.83%	8.16%

Current 30-day
SEC yield[2,3]
(with expense
limitation)	N/A	8.05	7.62	7.62	N/A	7.87	8.15	8.65

Current 30-day
SEC yield[3]
(without
expense
limitation)	N/A	8.05	7.61	7.62	N/A	7.87	8.15	8.65

The classifications of distributions, if any, is an estimate. Final distribution will appear on your year-end tax forms.

† Reflects an increase in sales charges that took effect on 1/2/08.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the periods, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund’s annual operating expenses

For the fiscal year ended 8/31/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund
operating expenses	1.03%	1.78%	1.78%	1.28%	1.28%	0.78%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam High Yield Trust from September 1, 2007, to February 29, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.23	$ 8.91	$ 8.91	$ 6.46	$ 6.46	$ 4.00

Ending value (after expenses)	$984.40	$980.50	$980.50	$982.90	$983.10	$985.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 29, 2008, use the calculation method below. To find the value of your investment on September 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.32	$ 9.07	$ 9.07	$ 6.57	$ 6.57	$ 4.07

Ending value (after expenses)	$1,019.59	$1,015.86	$1,015.86	$1,018.35	$1,018.35	$1,020.84

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.06%	1.81%	1.81%	1.31%	1.31%	0.81%

Average annualized expense
ratio for Lipper peer group*	1.12%	1.87%	1.87%	1.37%	1.37%	0.87%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/07.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam High Yield Trust	57%	46%	41%	62%	75%

Lipper High Current Yield Funds
category average	83%	83%	73%	95%	98%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on August 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Fixed-Income High-Yield Team. Paul Scanlon is the Portfolio Leader, and Norman Boucher and Robert Salvin are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Fixed-Income High-Yield Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 29, 2008, and February 28, 2007.

Trustee and Putnam employee fund ownership

As of February 29, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 618,000	$ 88,000,000

Putnam employees	$3,107,000	$672,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Paul Scanlon is also a Portfolio Leader of Putnam High Yield Advantage Fund and Putnam Floating Rate Income Fund. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Norman Boucher is also a Portfolio Member of Putnam High Yield Advantage Fund and Putnam Floating Rate Income Fund.

Robert Salvin is also a Portfolio Leader of Putnam High Income Securities Fund and a Portfolio Member of Putnam High Yield Advantage Fund, Putnam Floating Rate Income Fund, and Putnam Convertible Income-Growth Trust.

Paul Scanlon, Norman Boucher, and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusion

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2007. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 52nd percentile in management fees and in the 41st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from

Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Current Yield Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

34th	28th	28th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 445, 382 and 315 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper High Current Yield Funds category for the one-, five-, and ten-year periods ended March 31, 2008, were 37%, 22%, and 54%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2008, the fund ranked 165th out of 453, 73rd out of 332, and 86th out of 160, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 2/29/08 (Unaudited)

CORPORATE BONDS AND NOTES (78.8%)*

	Principal amount	Value

Advertising and Marketing Services (0.3%)
Lamar Media Corp. company guaranty 7 1/4s, 2013 (S)	$4,050,000	$3,918,375
Lamar Media Corp. sr. unsec. sub. notes Ser. C, 6 5/8s, 2015	1,255,000	1,154,600
		5,072,975

Automotive (3.7%)
Allison Transmission 144A company guaranty 11s, 2015	2,160,000	1,846,800
ArvinMeritor, Inc. sr. unsec. notes 8 1/8s, 2015	1,460,000	1,208,150
Dana Corp. notes 5.85s, 2015 (In default) †	6,095,000	426,650
Ford Motor Co. notes 7.45s, 2031	5,575,000	3,804,938
Ford Motor Credit Co., LLC notes 7 7/8s, 2010	6,665,000	6,142,311
Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011	14,395,000	13,275,332
Ford Motor Credit Co., LLC sr. unsec. notes 9 3/4s, 2010	5,420,000	5,042,353
Ford Motor Credit Co., LLC unsec. notes 7 3/8s, 2009 (S)	6,310,000	5,983,540
General Motors Corp. sr. unsec. unsub. notes 7.2s, 2011	20,470,000	18,525,350
Lear Corp. company guaranty 8 1/2s, 2013	2,250,000	2,030,625
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014	2,300,000	2,254,000
Tenneco Automotive, Inc. sec. notes Ser. B, 10 1/4s, 2013	311,000	330,049
Tenneco, Inc. 144A sr. unsec. notes 8 1/8s, 2015	965,000	967,413
UCI Holdco, Inc. sr. unsec. FRN 12.491s, 2013 ‡‡	6,116,358	5,412,977
		67,250,488

Basic Materials (6.8%)
AK Steel Corp. company guaranty 7 3/4s, 2012	6,250,000	6,296,875
Aleris International, Inc. company guaranty 10s, 2016	4,875,000	3,345,469
Aleris International, Inc. company guaranty 9s, 2014 ‡‡	4,325,000	3,222,125
Algoma Acquisition Corp. 144A unsec. notes 9 7/8s, 2015 (Canada)	1,900,000	1,529,500
ARCO Chemical Co. debs. 10 1/4s, 2010	1,525,000	1,547,875
Builders FirstSource, Inc. company guaranty sr. sec.
FRN 7.315s, 2012	4,885,000	3,566,050
Century Aluminum Co. company guaranty 7 1/2s, 2014	2,785,000	2,645,750
Clondalkin Acquisition BV 144A company guaranty
sr. sec. notes FRN 6.991s, 2013 (Netherlands)	3,270,000	2,685,488
Compass Minerals International, Inc. sr. disc.
notes stepped-coupon Ser. B, zero % (12s, 6/1/08), 2013 ††	2,540,000	2,616,200
Domtar Corp. company guaranty Ser. *, 7 7/8s, 2011 (Canada)	1,470,000	1,447,950
Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
bonds 8 3/8s, 2017	11,865,000	12,532,406
Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes FRN 8.394s, 2015	2,095,000	2,011,200
Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 1/4s, 2015	5,930,000	6,233,913
Georgia-Pacific Corp. debs. 9 1/2s, 2011	4,275,000	4,328,438
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)	5,905,000	6,200,250
Hercules, Inc. company guaranty 6 3/4s, 2029	4,570,000	4,250,100
Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty 9 3/4s, 2014	4,470,000	4,626,450

CORPORATE BONDS AND NOTES (78.8%)* continued

		Principal amount	Value

Basic Materials continued
Huntsman, LLC company guaranty 11 5/8s, 2010		$1,000	$1,060
Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012 (S)		1,353,000	1,261,673
MacDermid, Inc. 144A sr. sub. notes 9 1/2s, 2017		1,445,000	1,271,600
Metals USA, Inc. sec. notes 11 1/8s, 2015		6,050,000	5,974,375
Momentive Performance Materials, Inc. company
guaranty sr. unsec. notes 9 3/4s, 2014 (S)		10,680,000	9,558,600
Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 5/8s, 2016		1,295,000	1,392,125
Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 3/8s, 2014		780,000	828,750
NewPage Corp. company guaranty 10s, 2012		2,265,000	2,270,663
NewPage Corp. sec. notes 10s, 2012		2,645,000	2,651,613
NewPage Holding Corp. sr. notes FRN 11.818s, 2013 ‡‡		1,568,466	1,309,669
Norske Skog Canada, Ltd. company guaranty Ser. D,
8 5/8s, 2011 (Canada)		4,651,000	3,895,213
Novelis, Inc. company guaranty 7 1/4s, 2015		7,057,000	6,351,300
Rockwood Specialties Group, Inc. company guaranty
7 5/8s, 2014	EUR	3,140,000	4,256,922
Smurfit-Stone Container Enterprises, Inc. sr. unsec.
unsub. notes 8s, 2017		$1,620,000	1,433,700
Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015 (S)		8,140,000	7,956,850
Tube City IMS Corp. company guaranty 9 3/4s, 2015		3,295,000	2,907,838
Ucar Finance, Inc. company guaranty 10 1/4s, 2012		108,000	111,510
Verso Paper Holdings, LLC/ Verso Paper, Inc. company
guaranty 11 3/8s, 2016		2,390,000	2,162,950
			124,682,450

Broadcasting (2.3%)
Clear Channel Communications, Inc. sr. unsec 5 1/2s, 2014		810,000	534,600
DirecTV Holdings, LLC company guaranty 6 3/8s, 2015		8,927,000	8,279,793
Echostar DBS Corp. company guaranty 7s, 2013		4,245,000	4,181,325
Echostar DBS Corp. company guaranty 6 5/8s, 2014		705,000	678,563
Echostar DBS Corp. sr. notes 6 3/8s, 2011		13,260,000	13,061,100
Ion Media Networks, Inc. 144A sr. sec. notes 10.508s, 2013		2,735,000	2,109,369
Ion Media Networks, Inc. 144A sr. sec. notes 7.508s, 2012		3,300,000	2,739,000
Sirius Satellite Radio, Inc. sr. unsec. notes 9 5/8s, 2013		5,610,000	4,628,250
Univision Communications, Inc. 144A company
guaranty unsec. notes 9 3/4s, 2015 ‡‡		3,150,000	2,173,500
Young Broadcasting, Inc. company guaranty 10s, 2011		4,339,000	2,993,910
Young Broadcasting, Inc. sr. sub. notes 8 3/4s, 2014		1,140,000	769,500
			42,148,910

Building Materials (0.9%)
Associated Materials, Inc. company guaranty 9 3/4s, 2012		5,887,000	5,828,130
NTK Holdings, Inc. sr. disc. notes zero %, 2014		6,195,000	3,283,350
Texas Industries, Inc. sr. unsec. notes 7 1/4s, 2013		1,995,000	1,905,225
THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014		7,430,000	5,758,250
			16,774,955

CORPORATE BONDS AND NOTES (78.8%)* continued

		Principal amount	Value

Cable Television (2.4%)
Adelphia Communications Corp. zero %, 2011		$90,000	$6,975
Adelphia Communications Corp. zero %, 2009		5,000	356
Adelphia Communications Corp. zero %, 2009		2,918,000	207,908
Adelphia Communications Corp. zero %, 2008		5,000	369
Adelphia Communications Corp. escrow zero %, 2009		2,471,000	182,236
Adelphia Communications Corp. escrow bonds zero %, 2010		3,231,000	242,325
Atlantic Broadband Finance, LLC company guaranty 9 3/8s, 2014		1,980,000	1,762,200
Cablevision Systems Corp. sr. notes Ser. B, 8s, 2012		1,130,000	1,087,625
CCH I Holdings, LLC company guaranty 12 1/8s, 2015		187,000	95,370
CCH I, LLC sec. notes 11s, 2015		16,761,000	11,648,895
CCH II, LLC sr. unsec. notes 10 1/4s, 2010		4,325,000	3,957,375
CCH II, LLC sr. unsec. notes Ser. B, 10 1/4s, 2010		9,505,000	8,625,788
CSC Holdings, Inc. sr. notes 6 3/4s, 2012		5,255,000	5,071,075
CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011		2,560,000	2,544,000
Mediacom LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/2s, 2013		1,275,000	1,115,625
NTL Cable PLC sr. notes 9 1/8s, 2016 (United Kingdom)		2,200,000	1,848,000
Rainbow National Services, LLC 144A sr. notes 8 3/4s, 2012		5,125,000	5,253,125
			43,649,247

Capital Goods (7.0%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		4,922,000	4,811,255
Allied Waste North America, Inc. sec. notes 6 1/2s, 2010		2,325,000	2,295,938
Allied Waste North America, Inc. sec. notes Ser. B, 5 3/4s, 2011		860,000	838,500
Baldor Electric Co. company guaranty 8 5/8s, 2017		1,665,000	1,631,700
BBC Holding Corp. sr. notes 8 7/8s, 2014		5,620,000	4,959,650
Berry Plastics Holding Corp. company guaranty 10 1/4s, 2016		2,790,000	2,204,100
Blount, Inc. sr. sub. notes 8 7/8s, 2012		3,115,000	3,029,338
Bombardier, Inc. 144A sr. notes 8s, 2014 (Canada)		4,480,000	4,603,200
Bombardier, Inc. 144A sr. unsec. notes FRN 7.631s,
2013 (Canada)	EUR	2,680,000	3,910,119
Crown Americas, LLC/Crown Americas Capital Corp.
sr. notes 7 5/8s, 2013		$3,470,000	3,513,375
General Cable Corp. company guaranty sr. unsec.
notes FRN 7.104s, 2015		4,895,000	4,209,700
Greenbrier Cos., Inc. company guaranty 8 3/8s, 2015		2,890,000	2,756,338
Hawker Beechcraft Acquisition Co., LLC sr. sub. notes
9 3/4s, 2017		2,878,000	2,856,415
Hawker Beechcraft Acquisition Co., LLC sr. unsec.
notes 8 7/8s, 2015 ‡‡		3,265,000	3,330,300
Hawker Beechcraft Acquisition Co., LLC sr. unsec.
notes 8 1/2s, 2015		1,402,000	1,433,545
Hexcel Corp. sr. sub. notes 6 3/4s, 2015		7,065,000	6,800,063
L-3 Communications Corp. company guaranty 6 1/8s, 2013		490,000	485,100
L-3 Communications Corp. company guaranty Ser. B,
6 3/8s, 2015 (S)		6,675,000	6,624,938
Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		10,560,000	11,767,895
Manitowoc Co., Inc. (The) sr. notes 7 1/8s, 2013		5,210,000	5,066,725
Milacron Escrow Corp. sec. notes 11 1/2s, 2011		5,456,000	4,092,000

CORPORATE BONDS AND NOTES (78.8%)* continued

		Principal amount	Value

Capital Goods continued
Mueller Water Products, Inc. company guaranty 7 3/8s, 2017		$2,210,000	$1,922,700
Owens-Brockway Glass Container, Inc. company
guaranty 6 3/4s, 2014	EUR	1,505,000	2,080,346
Owens-Illinois, Inc. debs. 7 1/2s, 2010		$15,000	15,338
RBS Global, Inc. / Rexnord Corp. company
guaranty 9 1/2s, 2014		10,210,000	9,189,000
Ryerson Tull, Inc. 144A sec. notes 12s, 2015 (S)		1,645,000	1,546,300
SPX Corp. sr. notes 7 5/8s, 2014		2,155,000	2,219,650
TD Funding Corp. company guaranty 7 3/4s, 2014		6,145,000	6,114,275
Tekni-Plex, Inc. sec. notes 10 7/8s, 2012		7,335,000	7,683,413
Terex Corp. company guaranty 7 3/8s, 2014		3,070,000	3,046,975
Terex Corp. sr. sub. notes 8s, 2017		1,070,000	1,070,000
Titan International, Inc. company guaranty 8s, 2012		8,100,000	7,816,500
WCA Waste Corp. company guaranty 9 1/4s, 2014		3,545,000	3,527,275
			127,451,966

Coal (1.4%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013		8,665,000	8,535,025
Massey Energy Co. sr. notes 6 5/8s, 2010		7,124,000	7,088,380
Peabody Energy Corp. company guaranty 7 3/8s, 2016		9,405,000	9,734,175
			25,357,580

Communication Services (6.8%)
American Tower Corp. sr. notes 7 1/2s, 2012		2,635,000	2,707,463
American Tower Corp. 144A sr. notes 7s, 2017		2,450,000	2,443,875
BCM Ireland Finance Ltd. 144A FRN 9.506s, 2016
(Cayman Islands)	EUR	1,715,000	2,136,170
Centennial Cellular Operating Co., LLC company
guaranty 10 1/8s, 2013		$3,145,000	3,176,450
Centennial Communications Corp. sr. notes 10s, 2013		1,920,000	1,852,800
Centennial Communications Corp. sr. unsec. notes FRN
10.479s, 2013		1,155,000	1,062,600
Cincinnati Bell, Inc. company guaranty 7s, 2015		2,210,000	2,077,400
Citizens Communications Co. notes 9 1/4s, 2011		4,245,000	4,467,863
Cricket Communications, Inc. company guaranty 9 3/8s, 2014		7,235,000	6,439,150
Cricket Communications, Inc. 144A company
guaranty 9 3/8s, 2014		705,000	627,450
Digicel Group, Ltd. 144A sr. notes 8 7/8s, 2015 (Jamaica)		4,830,000	4,226,250
Digicel, Ltd. 144A sr. notes 9 1/4s, 2012 (Jamaica)		3,550,000	3,567,750
Inmarsat Finance PLC company guaranty stepped-coupon
zero % (10 3/8s, 11/15/08), 2012 (United Kingdom) ††		7,197,000	6,963,098
Intelsat Bermuda, Ltd. company guaranty sr. unsec.
notes 11 1/4s, 2016 (Bermuda)		10,665,000	10,718,325
Intelsat Intermediate Holding Co., Ltd. company
guaranty stepped-coupon zero % (9 1/4s, 2/1/10),
2015 (Bermuda) ††		2,355,000	1,972,313
iPCS, Inc. company guaranty sr. sec. notes FRN
5.364s, 2013		1,965,000	1,572,000
Level 3 Financing, Inc. company guaranty 9 1/4s, 2014		5,355,000	4,337,550

CORPORATE BONDS AND NOTES (78.8%)* continued

		Principal amount	Value

Communication Services continued
Level 3 Financing, Inc. company guaranty 8 3/4s, 2017		$3,135,000	$2,374,763
MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014		8,510,000	7,488,800
Nordic Telephone Co. Holdings ApS 144A
sr. notes 8 7/8s, 2016 (Denmark)		1,035,000	1,019,475
PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		1,985,000	1,841,088
PanAmSat Corp. company guaranty 9s, 2014		2,065,000	2,065,000
Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014		9,355,000	9,097,738
Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		2,875,000	2,587,500
Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012		5,180,000	5,406,625
Rural Cellular Corp. sr. unsec. sub. notes FRN
8.124s, 2013		2,685,000	2,698,425
Rural Cellular Corp. sr. unsec. notes 9 7/8s, 2010		2,105,000	2,162,888
Rural Cellular Corp. sr. unsec. sub. FRN 8.989s, 2012		1,450,000	1,464,500
Syniverse Technologies, Inc. sr. sub. notes Ser. B, 7 3/4s, 2013		3,840,000	3,667,200
Time Warner Telecom, Inc. company guaranty 9 1/4s, 2014		2,300,000	2,300,000
West Corp. company guaranty 11s, 2016		1,540,000	1,289,750
West Corp. company guaranty 9 1/2s, 2014		2,805,000	2,454,375
Wind Acquisition Fin. SA notes 9 3/4s, 2015 (Luxembourg)	EUR	2,085,000	3,124,359
Windstream Corp. company guaranty 8 5/8s, 2016 (S)		$8,105,000	8,246,838
Windstream Corp. company guaranty 8 1/8s, 2013		4,260,000	4,249,350
			123,887,181

Consumer (0.6%)
Jostens IH Corp. company guaranty 7 5/8s, 2012		6,600,000	6,369,000
Yankee Acquisition Corp. company guaranty Ser. B,
8 1/2s, 2015		6,400,000	5,344,000
			11,713,000

Consumer Goods (1.5%)
Church & Dwight Co., Inc. company guaranty 6s, 2012		4,520,000	4,373,100
Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014		6,295,000	6,043,200
Jarden Corp. company guaranty 7 1/2s, 2017		4,175,000	3,658,344
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012		6,279,000	6,216,210
Spectrum Brands, Inc. company guaranty sr. unsec.
sub. notes stepped coupon 11 1/2s (12, 4/2/08), 2013 †† ‡‡		3,520,000	2,824,800
Spectrum Brands, Inc. company guaranty 7 3/8s, 2015		7,305,000	4,766,513
			27,882,167

Consumer Services (0.1%)
United Rentals NA, Inc. sr. sub. notes 7s, 2014		2,475,000	1,980,000

Energy (2.9%)
CHC Helicopter Corp. sr. sub. notes 7 3/8s, 2014 (Canada)		8,235,000	8,173,238
Complete Production Services, Inc. company guaranty 8s, 2016 (S)		4,520,000	4,344,850
Dresser-Rand Group, Inc. company guaranty 7 3/8s, 2014		714,000	697,935
Helix Energy Solutions Group, Inc. 144A sr. unsec. 9 1/2s, 2016		5,830,000	5,830,000

CORPORATE BONDS AND NOTES (78.8%)* continued

	Principal amount	Value

Energy continued
Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014 (S)	$2,350,000	$2,209,000
Inergy LP/Inergy Finance Corp. sr. unsec. notes 6 7/8s, 2014	8,670,000	8,409,900
Key Energy Services, Inc. 144A sr. notes 8 3/8s, 2014	2,535,000	2,541,338
Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	4,060,000	3,897,600
Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011	3,151,691	3,387,712
Pacific Energy Partners/Pacific Energy Finance Corp.
sr. notes 7 1/8s, 2014	3,335,000	3,534,823
Pride International, Inc. sr. unsec. notes 7 3/8s, 2014	5,765,000	5,995,600
Stallion Oilfield Services/Stallion Oilfield
Finance Corp. 144A sr. unsec. notes 9 3/4s, 2015	5,355,000	4,176,900
		53,198,896

Entertainment (1.5%)
AMC Entertainment, Inc. company guaranty 11s, 2016	3,288,000	3,090,720
Avis Budget Car Rental, LLC company guaranty 7 3/4s, 2016	4,160,000	3,473,600
Avis Budget Car Rental, LLC company guaranty 7 5/8s, 2014	2,720,000	2,366,400
Cinemark, Inc. sr. disc. notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	4,935,000	4,490,850
Hertz Corp. company guaranty 8 7/8s, 2014 (S)	5,330,000	5,076,825
Marquee Holdings, Inc. sr. disc. notes 12s, 2014	5,200,000	3,796,000
Universal City Florida Holding Co. sr. notes 8 3/8s, 2010	1,132,000	1,112,190
Universal City Florida Holding Co. sr. unsec.
notes FRN 7.989s, 2010	3,396,000	3,264,405
		26,670,990

Financial (3.7%)
E*Trade Financial Corp. sr. unsec. notes 8s, 2011	3,615,000	3,136,013
Finova Group, Inc. notes 7 1/2s, 2009 (In default) †	8,809,809	1,409,569
GMAC, LLC sr. unsec. unsub. notes FRN 7.324s, 2014	2,709,000	2,033,524
GMAC, LLC sr. unsec. unsub. notes 7 3/4s, 2010 (S)	8,695,000	7,861,906
GMAC, LLC sr. unsec. unsub. notes 7s, 2012	2,490,000	2,018,390
GMAC, LLC sr. unsec. unsub. notes 6 7/8s, 2012 (S)	15,110,000	12,060,923
GMAC, LLC sr. unsec. unsub. notes 6 3/4s, 2014	14,926,000	11,242,383
GMAC, LLC sr. unsec. unsub. notes 5.85s, 2009 (S)	7,470,000	7,209,514
GMAC, LLC sr. unsec. unsub. notes 6 5/8s, 2012	2,265,000	1,813,768
HUB International Holdings, Inc. 144A sr. unsec.
unsub. notes 9s, 2014	915,000	722,850
HUB International Holdings, Inc. 144A sr. sub. notes 10 1/4s, 2015	1,285,000	950,900
Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015	1,495,000	1,506,213
Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	3,590,000	3,455,375
Nuveen Investments, Inc. 144A sr. notes 10 1/2s, 2015	2,770,000	2,517,238
Realogy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014 (R)	12,675,000	8,999,250
USI Holdings Corp. 144A sr. unsec. notes FRN 6.94s, 2014	840,000	656,250
		67,594,066

Food (0.9%)
Archibald Candy Corp. company guaranty 10s,
2008 (In default) † (F)	878,534	12,906
Chiquita Brands International, Inc. sr. unsec.
unsub. notes 8 7/8s, 2015	820,000	735,950

CORPORATE BONDS AND NOTES (78.8%)* continued

	Principal amount	Value

Food continued
Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	$5,035,000	$4,380,450
Dean Foods Co. company guaranty 7s, 2016	3,405,000	2,979,375
Del Monte Corp. sr. sub. notes 8 5/8s, 2012	6,390,000	6,485,850
Pinnacle Foods Finance LLC sr. sub. notes 10 5/8s, 2017	2,590,000	2,013,725
		16,608,256

Gaming & Lottery (3.1%)
Boyd Gaming Corp. sr. sub. notes 7 3/4s, 2012 (S)	3,345,000	3,085,763
Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	5,755,000	4,690,325
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	1,050,000	866,250
Mashantucket Western Pequot Tribe 144A bonds 8 1/2s, 2015	5,475,000	4,872,750
MGM Mirage, Inc. company guaranty 8 1/2s, 2010 (S)	3,382,000	3,496,143
MGM Mirage, Inc. company guaranty 6 3/4s, 2013 (S)	2,720,000	2,556,800
MGM Mirage, Inc. company guaranty 6s, 2009	7,177,000	7,141,115
MGM Mirage, Inc. sr. notes 6 3/4s, 2012	2,000	1,880
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	4,935,000	4,688,250
Pinnacle Entertainment, Inc. 144A sr. sub. notes 7 1/2s, 2015	5,015,000	3,861,550
Station Casinos, Inc. sr. notes 6s, 2012	6,690,000	5,653,050
Tropicana Entertainment, LLC sr. sub. notes 9 5/8s, 2014	3,810,000	1,828,800
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015	12,655,000	8,795,225
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 1st mtge.
6 5/8s, 2014 (S)	5,975,000	5,736,000
		57,273,901

Health Care (7.4%)
Accellent, Inc. company guaranty 10 1/2s, 2013	5,320,000	4,202,800
Community Health Systems, Inc. company guaranty 8 7/8s, 2015	8,855,000	8,688,969
DaVita, Inc. company guaranty 6 5/8s, 2013 (S)	4,470,000	4,380,600
Elan Finance PLC/Elan Finance Corp. company
guaranty 7 3/4s, 2011 (Ireland)	5,940,000	5,628,150
HCA, Inc. company guaranty sr. sec. notes 9 5/8s, 2016 ‡‡	7,800,000	8,053,500
HCA, Inc. sr. unsec. notes 6 3/8s, 2015	2,250,000	1,878,750
HCA, Inc. sr. unsec. notes 5 3/4s, 2014	2,385,000	1,973,588
HCA, Inc. sr. sec. notes 9 1/4s, 2016	9,070,000	9,296,750
HCA, Inc. sec. notes 9 1/8s, 2014	6,215,000	6,339,300
HCA, Inc. sr. unsec. notes 7 7/8s, 2011	116,000	114,260
Health Management Associates, Inc. sr. notes 6 1/8s, 2016	6,020,000	5,026,700
IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	400,000	395,000
Omnicare, Inc. company guaranty 6 3/4s, 2013	435,000	387,150
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	1,215,000	1,063,125
Psychiatric Solutions, Inc. company guaranty 7 3/4s, 2015	4,952,000	4,902,480
Select Medical Corp. company guaranty 7 5/8s, 2015	6,010,000	4,928,200
Service Corporation International debs. 7 7/8s, 2013	3,897,000	3,882,994
Service Corporation International sr. notes 7s, 2017	1,970,000	1,955,225
Service Corporation International sr. unsec.
unsub. notes 6 3/4s, 2016	6,820,000	6,785,900
Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	8,140,000	7,651,600

CORPORATE BONDS AND NOTES (78.8%)* continued

	Principal amount	Value

Health Care continued
Sun Healthcare Group, Inc. company
guaranty sr. unsec. unsub. notes 9 1/8s, 2015	$3,875,000	$3,729,688
Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	4,280,000	3,252,800
Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡	2,505,000	2,029,050
Tenet Healthcare Corp. sr. unsec. notes 7 3/8s, 2013	7,500,000	6,506,250
Tenet Healthcare Corp. sr. unsec. unsub. notes 6 3/8s, 2011	6,865,000	6,152,756
US Oncology, Inc. company guaranty 9s, 2012	4,985,000	4,960,075
Vanguard Health Holding Co. II, LLC sr. sub. notes 9s, 2014	7,124,000	6,803,420
Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 (R)	6,415,000	6,864,050
Ventas Realty LP/Capital Corp. company guaranty 6 3/4s, 2010 (R)	2,255,000	2,271,913
Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 (R)	1,730,000	1,721,350
Ventas Realty LP/Capital Corp. sr. notes 6 1/2s, 2016 (R)	2,310,000	2,252,250
		134,078,643

Homebuilding (0.5%)
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	4,000	3,938
K. Hovnanian Enterprises, Inc. sr. notes 8 5/8s, 2017	970,000	771,150
Meritage Homes Corp. company guaranty 6 1/4s, 2015 (S)	5,660,000	4,245,000
Meritage Homes Corp. sr. notes 7s, 2014	760,000	570,000
Standard Pacific Corp. sr. unsec. notes 6 1/2s, 2008	4,207,000	3,975,615
		9,565,703

Household Furniture and Appliances (0.1%)
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014 (S)	2,432,000	2,213,120

Lodging/Tourism (0.8%)
FelCor Lodging LP company guaranty 8 1/2s, 2011 (R)	2,685,000	2,691,713
Host Marriott LP company guaranty Ser. Q, 6 3/4s, 2016 (R)	130,000	123,175
Host Marriott LP sr. notes 7 1/8s, 2013 (R)	100,000	98,500
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)	9,300,000	9,067,500
Seminole Hard Rock Entertainment, Inc. 144A sr. sec.
notes FRN 7.491s, 2014	3,225,000	2,483,250
		14,464,138

Media (2.3%)
Affinion Group, Inc. company guaranty 11 1/2s, 2015	3,780,000	3,477,600
Affinion Group, Inc. company guaranty 10 1/8s, 2013	6,635,000	6,502,300
Affinity Group, Inc. sr. sub. notes 9s, 2012	6,205,000	5,584,500
Idearc, Inc. company guaranty 8s, 2016 (S)	11,540,000	6,808,600
Liberty Media, LLC sr. notes 5.7s, 2013	870,000	777,939
Liberty Media, LLC sr. unsec. notes 7 7/8s, 2009	2,340,000	2,379,368
Nielsen Finance LLC/Nielsen Finance Co. company guaranty
10s, 2014	4,980,000	4,805,700
Nielsen Finance LLC/Nielsen Finance Co. company
guaranty stepped-coupon zero % (12 1/2s, 8/1/11), 2016 ††	9,975,000	6,334,125
R.H. Donnelley Corp. sr. disc. notes Ser. A-1, 6 7/8s, 2013	665,000	392,350
R.H. Donnelley Corp. sr. disc. notes Ser. A-2, 6 7/8s, 2013 (S)	4,210,000	2,483,900
R.H. Donnelley Corp. sr. unsec. unsub. notes 8 7/8s, 2017	2,655,000	1,553,175
R.H. Donnelley Corp. sr. unsec. notes 6 7/8s, 2013	2,025,000	1,194,750
		42,294,307

CORPORATE BONDS AND NOTES (78.8%)* continued

	Principal amount	Value

Oil & Gas (6.4%)
Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 7/8s, 2017	$6,790,000	$5,805,450
Chesapeake Energy Corp. company guaranty 7 3/4s, 2015	3,787,000	3,891,143
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013 (S)	6,635,000	6,817,463
Chesapeake Energy Corp. sr. notes 7s, 2014	2,775,000	2,781,938
Compton Petroleum Corp. company guaranty 7 5/8s,
2013 (Canada)	9,165,000	8,523,450
Comstock Resources, Inc. sr. notes 6 7/8s, 2012	4,580,000	4,259,400
Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s,
2015 (Canada)	2,895,000	2,866,050
Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	4,460,000	4,504,600
Encore Acquisition Co. sr. sub. notes 6 1/4s, 2014	2,265,000	2,106,450
Encore Acquisition Co. sr. sub. notes 6s, 2015	6,129,000	5,500,778
EXCO Resources, Inc. company guaranty 7 1/4s, 2011	5,210,000	5,014,625
Forest Oil Corp. sr. notes 8s, 2011	4,319,000	4,491,760
Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)	6,030,000	5,487,300
Hilcorp Energy I LP/Hilcorp Finance Co. 144A
sr. unsec. notes 9s, 2016	2,335,000	2,335,000
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014	6,730,000	6,595,400
PetroHawk Energy Corp. company guaranty 9 1/8s, 2013	10,770,000	10,985,400
Petroleum Development Corp. 144A sr. unsec. notes 12s, 2018	2,085,000	2,100,638
Petroplus Finance, Ltd. company guaranty 6 3/4s, 2014 (Bermuda)	4,925,000	4,469,438
Plains Exploration & Production Co. company guaranty 7 3/4s, 2015	875,000	872,813
Plains Exploration & Production Co. company guaranty 7s, 2017 (S)	5,520,000	5,299,200
Quicksilver Resources, Inc. company guaranty 7 1/8s, 2016	3,675,000	3,518,813
Sabine Pass LNG LP sec. notes 7 1/2s, 2016	3,775,000	3,699,500
Targa Resources, Inc. company guaranty sr. unsec.
notes 8 1/2s, 2013	7,670,000	7,113,925
Whiting Petroleum Corp. company guaranty 7s, 2014	7,100,000	7,064,500
		116,105,034

Publishing (1.1%)
American Media, Inc. company guaranty 8 7/8s, 2011	835,000	569,888
American Media, Inc. company guaranty Ser. B, 10 1/4s, 2009	5,770,000	3,952,450
American Media, Inc. company guaranty sr. unsec.
sub. notes 8 7/8s, 2011	30,361	20,721
American Media, Inc. 144A company guaranty sr. unsec.
sub. notes 10 1/4s, 2009	209,797	143,711
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)	3,499,006	3,289,066
Cenveo Corp., sr. sub. notes 7 7/8s, 2013	1,877,000	1,600,143
Dex Media, Inc. disc. notes stepped-coupon zero %
(9s, 11/15/08), 2013 ††	2,710,000	1,951,200
Dex Media, Inc. notes 8s, 2013	1,580,000	1,121,800
Quebecor Media sr. unsec. notes 7 3/4s, 2016 (Canada)	1,020,000	935,850
Reader’s Digest Association, Inc. (The) 144A
sr. sub. notes 9s, 2017	5,105,000	3,675,600
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009	8,778,000	3,072,300
Vertis, Inc. 144A unsec. sub. notes 13 1/2s, 2009	2,405,000	312,650
		20,645,379

CORPORATE BONDS AND NOTES (78.8%)* continued

	Principal amount	Value

Restaurants (0.1%)
Buffets, Inc. company guaranty 12 1/2s, 2014 (In default) †	$1,920,000	$48,000
OSI Restaurant Partners, Inc. 144A sr. notes 10s, 2015	2,035,000	1,241,350
		1,289,350

Retail (1.9%)
Asbury Automotive Group, Inc. sr. sub. notes 8s, 2014	3,595,000	3,109,675
Autonation, Inc. company guaranty 7s, 2014	1,070,000	973,700
Autonation, Inc. company guaranty sr. unsec.
notes FRN 6.258s, 2013	1,650,000	1,353,000
Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014	3,080,000	2,063,600
Harry & David Holdings, Inc. company guaranty 9s, 2013	3,645,000	3,207,600
Harry & David Holdings, Inc. company guaranty FRN
10.124s, 2012	1,125,000	1,046,250
Michaels Stores, Inc. company guaranty 11 3/8s, 2016	7,115,000	5,887,663
Neiman-Marcus Group, Inc. company guaranty 9s, 2015 (S)	4,265,000	4,243,675
Rite Aid Corp. company guaranty 9 3/8s, 2015	4,590,000	3,557,250
Rite Aid Corp. company guaranty 7 1/2s, 2015	3,420,000	3,069,450
Rite Aid Corp. sec. notes 8 1/8s, 2010	500,000	482,500
Rite Aid Corp. sec. notes 7 1/2s, 2017	985,000	861,875
United Auto Group, Inc. company guaranty 7 3/4s, 2016	4,915,000	4,202,325
		34,058,563

Technology (5.7%)
Activant Solutions, Inc. company guaranty 9 1/2s, 2016	2,890,000	2,398,700
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	3,891,000	3,268,440
Amkor Technologies, Inc. sr. notes 7 3/4s, 2013 (S)	6,297,000	5,856,210
Avago Technologies Finance company guaranty 11 7/8s,
2015 (Singapore)	1,160,000	1,203,500
Avago Technologies Finance company guaranty 10 1/8s,
2013 (Singapore)	1,175,000	1,239,625
Avago Technologies Finance company guaranty FRN
10.624s, 2013 (Singapore)	18,000	17,865
Celestica, Inc. sr. sub. notes 7 7/8s, 2011 (Canada)	1,880,000	1,837,700
Celestica, Inc. sr. sub. notes 7 5/8s, 2013 (Canada)	2,965,000	2,801,925
Ceridian Corp. 144A sr. unsec. notes 11 1/4s, 2015	3,885,000	3,185,700
Compucom Systems, Inc. sr. sub. notes 12 1/2s, 2015	1,625,000	1,519,375
Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes 9 1/8s, 2014 ‡‡	5,620,000	4,271,200
Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014 (S)	8,000,000	6,520,000
Freescale Semiconductor, Inc. sr. sec. notes 10 1/8s, 2016 (S)	6,615,000	4,696,650
Iron Mountain, Inc. company guaranty 8 3/4s, 2018	1,860,000	1,948,350
Iron Mountain, Inc. company guaranty 8 5/8s, 2013	5,586,000	5,641,860
Iron Mountain, Inc. company guaranty 7 3/4s, 2015	125,000	125,313
Iron Mountain, Inc. company guaranty 6 5/8s, 2016	235,000	223,838
Lucent Technologies, Inc. unsec. debs. 6.45s, 2029	3,889,000	2,916,750
Lucent Technologies, Inc. notes 5 1/2s, 2008	1,435,000	1,426,031
New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands)	3,055,000	2,428,725

CORPORATE BONDS AND NOTES (78.8%)* continued

	Principal amount	Value

Technology continued
Nortel Networks, Ltd. company guaranty sr. unsec.
FRN 8.508s, 2011 (Canada)	$4,925,000	$4,260,125
Nortel Networks, Ltd. company guaranty sr. unsec.
notes 10 3/4s, 2016 (Canada)	1,675,000	1,574,500
NXP BV/NXP Funding, LLC company guaranty sr. sec.
notes FRN 7.008s, 2013 (Netherlands)	4,720,000	3,811,400
NXP BV/NXP Funding, LLC sec. notes 7 7/8s, 2014 (Netherlands)	7,885,000	7,175,350
Open Solutions, Inc. 144A sr. sub. notes 9 3/4s, 2015	3,355,000	2,650,450
Seagate Technology Hdd Holdings company
guaranty 6.8s, 2016 (Cayman Islands)	2,580,000	2,517,873
SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	4,796,000	4,772,020
SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013	11,633,000	11,720,248
Travelport LLC company guaranty 11 7/8s, 2016	1,450,000	1,225,250
Travelport LLC company guaranty 9 7/8s, 2014	3,800,000	3,344,000
Unisys Corp. sr. unsec. unsub. notes 8s, 2012	3,745,000	3,239,425
Xerox Capital Trust I company guaranty 8s, 2027	3,365,000	3,420,230
		103,238,628

Textiles (1.3%)
Hanesbrands, Inc. company guaranty sr. unsec.
notes FRN Ser. B, 8.204s, 2014	7,695,000	6,771,600
Levi Strauss & Co. sr. unsec. unsub. notes 9 3/4s, 2015	8,088,000	8,027,340
Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	4,115,000	3,919,538
Oxford Industries, Inc. sr. notes 8 7/8s, 2011	4,325,000	4,152,000
		22,870,478

Utilities & Power (5.3%)
AES Corp. (The) sr. notes 8 7/8s, 2011	808,000	842,340
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017 (S)	1,840,000	1,876,800
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	4,725,000	4,943,531
Cleveland Electric Illuminating Co. (The) 144A
sr. notes Ser. D, 7.88s, 2017	10,000	11,576
CMS Energy Corp. sr. notes 8 1/2s, 2011	1,294,000	1,392,328
CMS Energy Corp. sr. notes 7 3/4s, 2010	1,760,000	1,868,833
Colorado Interstate Gas Co. debs. 6.85s, 2037	3,610,000	3,494,097
Colorado Interstate Gas Co. sr. notes 5.95s, 2015	325,000	327,215
Dynegy-Roseton Danskamme company guaranty Ser. A,
7.27s, 2010	2,892,983	2,900,216
Dynegy-Roseton Danskamme company guaranty Ser. B,
7.67s, 2016	5,430,000	5,430,000
Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	2,130,000	2,193,900
Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	2,495,000	2,557,375
Edison Mission Energy sr. unsec. notes 7.2s, 2019	3,925,000	3,846,500
Edison Mission Energy sr. unsec. notes 7s, 2017	2,750,000	2,701,875
El Paso Natural Gas Co. debs. 8 5/8s, 2022	1,775,000	2,017,634
Ferrellgas LP/Finance sr. notes 8 3/4s, 2012	217,000	221,340
Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	5,575,000	5,442,594
Mirant Americas Generation, Inc. sr. unsec. notes 8.3s, 2011	4,214,000	4,256,140
Mirant North America, LLC company guaranty 7 3/8s, 2013	6,700,000	6,725,125

CORPORATE BONDS AND NOTES (78.8%)* continued

	Principal amount	Value

Utilities & Power continued
NRG Energy, Inc. company guaranty 7 3/8s, 2017	$2,710,000	$2,621,925
NRG Energy, Inc. sr. notes 7 3/8s, 2016	14,110,000	13,598,513
Orion Power Holdings, Inc. sr. unsec. notes 12s, 2010	2,510,000	2,723,350
Sierra Pacific Power Co. general ref. mtge. 6 1/4s, 2012	1,238,000	1,297,501
Sierra Pacific Resources sr. unsec. notes 8 5/8s, 2014	3,540,000	3,764,365
Teco Finance, Inc. sr. unsec. unsub. notes 7s, 2012	2,785,000	3,003,113
Teco Finance, Inc. sr. unsec. unsub. notes 7.2s, 2011	1,680,000	1,797,024
Teco Finance, Inc. sr. unsec. unsub. notes 6 3/4s, 2015	370,000	379,859
Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028	710,000	705,259
Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7 1/2s, 2017	1,495,000	1,657,770
Transcontinental Gas Pipeline Corp. sr. unsec. debs. 7 1/4s, 2026	5,220,000	5,337,450
Utilicorp United, Inc. sr. unsec. notes 9.95s, 2011	173,000	183,897
Williams Cos., Inc. (The) sr. unsec. notes 8 1/8s, 2012	25,000	27,250
Williams Cos., Inc. (The) sr. unsec. notes 7 5/8s, 2019	1,525,000	1,631,750
Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010	1,915,000	1,958,088
Williams Partners LP/ Williams Partners
Finance Corp. sr. unsec. notes 7 1/4s, 2017	2,050,000	2,065,375
		95,801,908

Total corporate bonds and notes (cost $1,584,694,997)		$1,435,822,279

SENIOR LOANS (8.3%)* (c)

	Principal amount	Value

Automotive (0.3%)
Allison Transmission bank term loan FRN Ser. B, 6.624s, 2014	$3,426,413	$3,016,196
Dana Corp. bank term loan FRN 6.88s, 2015	2,545,000	2,330,795
		5,346,991

Basic Materials (0.8%)
Domtar Corp. bank term loan FRN 4.491s, 2014 (Canada)	4,617,097	4,293,900
Georgia-Pacific, LLC bank term loan FRN Ser. B, 6.866s, 2013	6,096,529	5,609,825
Huntsman International, LLC bank term loan FRN
Ser. B, 5.035s, 2012	1,056,402	1,001,821
Ineos Holdings, Ltd. bank term loan FRN Ser. B2,
7.356s, 2014 (United Kingdom)	613,737	540,242
Ineos Holdings, Ltd. bank term loan FRN Ser. C2,
7.856s, 2015 (United Kingdom)	613,737	540,242
NewPage Holding Corp. bank term loan FRN 8.688s, 2014	1,325,000	1,284,697
Rockwood Specialties Group, Inc. bank term loan FRN
Ser. E, 4.744s, 2012	1,278,538	1,197,565
		14,468,292

Broadcasting (0.2%)
Univision Communications, Inc. bank term loan FRN
Ser. B, 5.49s, 2014	4,585,772	3,837,057
Univision Communications, Inc. bank term loan FRN
Ser. DD, 7.61s, 2014 (U)	159,228	133,231
Young Broadcasting, Inc. bank term loan FRN Ser. B, 5.696s, 2012	237,691	210,951
		4,181,239

SENIOR LOANS (8.3%)* (c) continued

	Principal amount	Value

Cable Television (0.1%)
Cablevision Systems Corp. bank term loan FRN 6.896s, 2013	$2,482,367	$2,291,431

Capital Goods (0.3%)
Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN 4.73s, 2014	32,526	29,995
Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN Ser. B, 6.83s, 2014	381,513	351,827
Sequa Corp. bank term loan FRN 8.08s, 2014	2,325,000	2,184,047
Wesco Aircraft Hardware Corp. bank term loan FRN 10.58s, 2014	3,425,000	3,236,625
		5,802,494

Communication Services (0.1%)
Hawaiian Telcom Communications, Inc. bank term loan
FRN Ser. C, 7.08s, 2014	1,699,268	1,369,326
Cricket Communications, Inc. bank term loan FRN
Ser. B, 7.83s, 2013	82,500	78,627
		1,447,953

Consumer Cyclicals (1.6%)
Adesa, Inc. bank term loan FRN 7.08s, 2013	1,192,504	1,065,502
CCM Merger, Inc. bank term loan FRN Ser. B, 6.997s, 2012	1,855,245	1,604,787
Claire’s Stores, Inc. bank term loan FRN 6.472s, 2014	2,234,700	1,750,887
GateHouse Media, Inc. bank term loan FRN Ser. B, 7.07s, 2014	2,399,620	1,698,931
GateHouse Media, Inc. bank term loan FRN Ser. DD, 6 1/2s, 2014	895,380	633,929
Golden Nugget, Inc. bank term loan FRN Ser. B, 5 1/8s, 2014	690,455	593,791
Golden Nugget, Inc. bank term loan FRN Ser. DD, 1 3/4s, 2014 (U)	394,545	339,309
Goodyear Tire & Rubber Co. (The) bank term loan FRN
6.43s, 2010	8,970,000	8,151,488
Isle of Capri Casinos, Inc. bank term loan FRN 6.58s, 2014	1,367,637	1,169,330
Isle of Capri Casinos, Inc. bank term loan FRN Ser. A, 4 7/8s, 2014	412,353	352,562
Isle of Capri Casinos, Inc. bank term loan FRN Ser. B, 6.58s, 2014	547,055	467,732
Landsource Communities/NWHL Investment bank term
loan FRN 7.403s, 2013	1,184,252	830,245
Lear Corp bank term loan FRN 6.826s, 2013	2,990,946	2,738,585
Standard-Pacific Corp. bank term loan FRN Ser. B, 4.815s, 2013	1,235,000	1,002,409
Tribune Co. bank term loan FRN Ser. B, 7.91s, 2014	8,716,200	6,354,110
United Components, Inc. bank term loan FRN Ser. D, 5.164s, 2012	555,556	494,444
		29,248,041

Consumer Staples (0.7%)
Charter Communications, Inc. bank term loan FRN 5.26s, 2014	711,113	624,255
Citadel Communications bank term loan FRN Ser. B, 5.703s, 2014	2,175,000	1,628,531
Mediacom Communications Corp. bank term loan FRN
Ser. C, 4.9s, 2015	4,004,731	3,449,075
Pinnacle Foods Holding Corp. bank term loan FRN
Ser. B, 7.483s, 2014	1,005,012	883,783
Rental Service Corp. bank term loan FRN 8.15s, 2013	5,885,710	5,010,211
Six Flags Theme Parks bank term loan FRN 5.374s, 2015	2,228,800	1,880,550
		13,476,405

SENIOR LOANS (8.3%)* (c) continued

	Principal amount	Value

Energy (0.6%)
Enterprise GP Holdings, LP bank term loan FRN 6.237s, 2014	$775,000	$747,875
Sandridge Energy bank term loan FRN 8 5/8s, 2015	8,245,000	7,956,425
Sandridge Energy bank term loan FRN 8.354s, 2014	1,965,000	1,778,325
		10,482,625

Financial (0.6%)
Nuveen Investments, Inc. bank term loan FRN Ser. B, 7.29s, 2014	1,270,000	1,173,956
Realogy Corp. bank term loan FRN 5.32s, 2013	716,551	599,216
Realogy Corp. bank term loan FRN Ser. B, 7.505s, 2013	2,661,474	2,225,658
Residential Capital, LLC bank term loan FRN 5.953s, 2008	8,890,000	7,627,620
		11,626,450

Health Care (0.9%)
Community Health Systems, Inc. bank term loan FRN
Ser. B, 7.331s, 2014	3,919,071	3,580,726
Community Health Systems, Inc. bank term loan FRN
Ser. DD, 0 1/2s, 2014 (U)	201,620	184,214
Fenwal Controls of Japan, LTD. bank term loan FRN
10.331s, 2014 (Japan)	500,000	458,750
Fenwal Controls of Japan, LTD. bank term loan FRN
7.331s, 2014 (Japan)	3,586,524	3,093,378
Fenwal Controls of Japan, LTD. bank term loan FRN
Ser. DD, 0 1/2s, 2014 (Japan) (U)	602,271	519,459
Healthsouth Corp. bank term loan FRN Ser. B, 5.671s, 2013	1,893,867	1,736,570
IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN 8.494s, 2014	5,603,213	4,482,570
Mylan, Inc. bank term loan FRN Ser. B, 7.098s, 2014	1,935,000	1,866,737
Psychiatric Solutions, Inc. bank term loan FRN Ser. B, 6.173s, 2012	392,940	360,523
		16,282,927

Media (0.1%)
Idearc, Inc. bank term loan FRN Ser. B, 6.83s, 2014	3,114,271	2,562,136

Retail (0.1%)
Michaels Stores, Inc. bank term loan FRN Ser. B, 5.432s, 2013	2,247,927	1,929,641

Technology (0.6%)
Compucom Systems, Inc. bank term loan FRN 6.78s, 2014	2,788,013	2,467,391
First Data Corp. bank term loan FRN Ser. B1, 7.63s, 2014	2,703,225	2,451,674
First Data Corp. bank term loan FRN Ser. B3, 7.63s, 2014	2,703,225	2,451,825
Flextronics International, Ltd. bank term loan FRN
Ser. B, 7.455s, 2014 (Singapore)	626,777	581,858
Flextronics International, Ltd. bank term loan FRN
Ser. B, 7.394s, 2014 (Singapore)	2,181,185	2,024,866
		9,977,614

Transportation (0.5%)
Navistar Financial Corp. bank term loan FRN 5.957s, 2012	2,241,333	1,997,588
Navistar International Corp. bank term loan FRN 6.501s, 2012	6,163,667	5,493,368
UAL Corp. bank term loan FRN Ser. B, 6.529s, 2014	890,278	746,720
		8,237,676

SENIOR LOANS (8.3%)* (c) continued

	Principal amount	Value

Utilities & Power (0.8%)
Energy Future Holdings Corp. bank term loan FRN
Ser. B2, 6.579s, 2014	$6,783,000	$6,186,659
Energy Future Holdings Corp. bank term loan FRN
Ser. B3, 6.583s, 2014	9,057,300	8,257,586
		14,444,245

Total senior loans (cost $168,986,160)		$151,806,160

CONVERTIBLE BONDS AND NOTES (2.6%)*

	Principal amount	Value

Acquicor Technology, Inc. 144A cv. notes 8s, 2011	$2,357,000	$1,767,750
Alliant Techsystems, Inc. cv. sr. sub. notes 2 3/4s, 2024	2,965,000	4,099,113
Chiquita Brands International cv. unsec. sr. notes 4 1/4s, 2016	1,825,000	2,110,156
Countrywide Financial Corp. cv. unsec. sr. FRN
company guaranty 0.758s, 2037	2,165,000	1,916,025
DRS Technologies, Inc. 144A cv. unsec. notes 2s, 2026	7,205,000	7,961,525
Intel Corp. cv. sub. bonds 2.95s, 2035	4,395,000	4,153,275
International Coal Group, Inc. 144A cv. company guaranty 9s, 2012	3,740,000	4,860,965
L-3 Communications Corp. 144A cv. bonds 3s, 2035	5,115,000	6,329,813
Level 3 Communications, Inc. cv. sr. notes 3 1/2s, 2012	2,785,000	2,033,050
NII Holdings, Inc. 144A cv. sr. unsec. notes 3 1/8s, 2012	3,720,000	3,227,100
Safeguard Scientifics, Inc. cv. sr. notes 2 5/8s, 2024	425,000	343,188
Sinclair Broadcast Group, Inc. cv. sr. sub. notes stepped-coupon
4 7/8s (2s, 1/15/11) 2018 ††	3,155,000	2,914,431
Transocean, Inc. cv. sr. unsec. notes, Ser. C, 1 1/2s, 2037	2,635,000	2,944,613
Trinity Industries, Inc. cv. sub. notes 3 7/8s, 2036	3,812,000	3,364,055

Total convertible bonds and notes (cost $45,139,041)		$48,025,059

COMMON STOCKS (1.8%)*

	Shares	Value

AboveNet, Inc. †	2,194	$160,162
Adelphia Recovery Trust (Ser. ACC-1) †	8,448,187	591,373
Bohai Bay Litigation, LLC (Units) (F) §	3,899	55,172
Chesapeake Energy Corp. (S)	96,671	4,371,463
Cinemark Holdings, Inc. (S)	181,700	2,623,748
Contifinancial Corp. Liquidating Trust Units † (F)	32,554,805	3,255
Dana Holding Corp. †	211,156	2,491,641
Decrane Aircraft Holdings, Inc. † (F) §	29,311	29
Del Monte Foods Co.	154,000	1,382,920
DigitalGlobe, Inc. 144A † §	645,566	645,566
El Paso Corp. (S)	187,225	3,051,768
Jarden Corp. † (S)	95,645	2,304,088
Mediq, Inc. † (F)	21,441	13,018
NRG Energy, Inc. †	71,850	2,965,250
Pinnacle Entertainment , Inc. † (S)	117,825	1,845,140
Qwest Communications International, Inc.	345,050	1,863,270

COMMON STOCKS (1.8%)* continued

	Shares	Value

United Rentals, Inc. †	98,425	$1,978,343
VFB LLC (acquired various dates from 12/21/99
to 12/8/03, cost $9,772,641) ‡ † (F) §	12,955,347	267,994
Williams Cos., Inc. (The)	145,082	5,225,854
XCL Warranty Escrow (F) §	3,899	278,279

Total common stocks (cost $58,776,175)		$32,118,333

CONVERTIBLE PREFERRED STOCKS (1.7%)*

	Shares	Value

Citigroup Funding, Inc. Ser. GNW, 5.02% cv. pfd.	206,540	$4,820,644
Crown Castle International Corp. $3.125 cum. cv. pfd.	88,505	4,956,280
Digital Realty Trust, Inc. $1.094 cv. pfd.	103,440	2,159,310
Emmis Communications Corp. Ser. A, $3.125 cum. cv. pfd.	83,405	2,168,530
Entertainment Properties Trust Ser. C, $1.437 cum. cv. pfd. (R)	141,040	2,803,170
Freeport-McMoRan Copper & Gold, Inc. $6.75 cv. pfd.	26,163	3,859,043
Interpublic Group of Companies, Inc. 144A Ser. B,
5.25% cum. cv. pfd	4,964	4,268,420
Northrop Grumman Corp. Ser. B, $7.00 cum. cv. pfd.	41,825	6,085,538

Total convertible preferred stocks (cost $31,633,778)		$31,120,935

COLLATERALIZED MORTGAGE OBLIGATIONS (0.4%)*

	Principal amount	Value

DLJ Commercial Mortgage Corp. 144A Ser. 98-CF2,
Class B5, 5.95s, 2031	$3,816,434	$3,014,181
GE Capital Commercial Mortgage Corp. 144A Ser. 00-1,
Class G, 6.131s, 2033	2,470,000	2,046,197
Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040 (Canada)	2,435,000	1,436,650
Ser. 04-1A, Class K, 5.45s, 2040 (Canada)	880,000	475,200
Ser. 04-1A, Class L, 5.45s, 2040 (Canada)	400,000	196,000

Total collateralized mortgage obligations (cost $7,553,075)		$7,168,228

FOREIGN GOVERNMENT BONDS AND NOTES (0.2%)* (cost $3,741,278)

	Principal amount	Value

Argentina (Republic of ) sr. unsec. unsub. bonds FRB 3.092s, 2012 $	3,978,125	$3,484,303

WARRANTS (—%)* †

	Expiration date	Strike price	Warrants	Value

AboveNet, Inc.	9/08/10	$24.00	1,086	$54,300
AboveNet, Inc.	9/08/08	20.00	923	50,765
Decrane Aircraft Holdings Co. Class B	6/30/10	116	1	1
Decrane Aircraft Holdings Co. Class B	6/30/10	116	1	1
New ASAT Finance, Ltd. (Cayman Islands) (F)	2/01/11	0.01	794,300	18,427
Odyssey Investment Partners 144A (F)	6/15/09	.01	8,614	42,660
Smurfit Kappa Group PLC 144A (Ireland)	10/01/13	EUR .001	4,599	340,021
ZSC Specialty Chemicals PLC 144A
(United Kingdom)	6/30/11	$.01	300,000	3,000
ZSC Specialty Chemicals PLC (Preferred)
144A (United Kingdom)	6/30/11	.01	300,000	3,000

Total warrants (cost $730,927)				$512,175

PREFERRED STOCKS (—%)* (cost $244,766)

			Shares	Value

Decrane Aircraft Holdings, Inc. $16.00 pfd. ‡‡			21,000	$147,000

SHORT-TERM INVESTMENTS (9.2%)*

	Principal amount/shares			Value

Bryant Park Funding LLC for an effective yield
of 3.25%, maturity date March 3, 2008.		$ 20,000,000		$19,994,583
Interest in $367,500,500 joint tri-party repurchase
agreement dated February 29, 2008 with Deutsche
Bank Securities Inc.due March 3, 2008, maturity value
of $11,530,026 for an effective yield of 3.15%
(Collateralized by a Fannie Mae security with a
coupon rate of 5.0%, and a due date of October 1,
2035, valued at $374,850,000).		11,527,000		11,527,000
Short-term investments held as collateral for loaned
securities with yields ranging from 2.80% to 4.48%
and due dates ranging from March 3, 2008 to April 25, 2008 (d)		89,269,237		89,141,790
Putnam Prime Money Market Fund (e)		47,164,734		47,164,734

Total short-term investments (cost $167,828,107)				$167,828,107

TOTAL INVESTMENTS

Total investments (cost $2,069,328,304)				$1,878,032,579

       Key to holding's currency abbreviations

          EUR                  Euro

    * Percentages indicated are based on net assets of $1,821,310,906.

   † Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

  ‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at February 29, 2008 was $267,994 or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. § Affiliated Companies (Note 8).

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at February 29, 2008. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Is valued at fair value following procedures approved by the Trustees.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at February 29, 2008.

(U) These securities, in part or in entirety, represent unfunded loan commitments (Note 7).

At February 29, 2008, liquid assets totaling $54,499,372 have been designated as collateral for open swap contracts and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at February 29, 2008.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO BUY at 2/29/08 (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Euro	$4,247,292	$4,123,591	3/19/08	$123,701

FORWARD CURRENCY CONTRACTS TO SELL at 2/29/08 (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Euro	$20,838,819	$20,248,746	3/19/08	$(590,073)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 2/29/08 (Unaudited)

		Payments	Payments
Swap counterparty /	Termination	made by	received by	Unrealized
Notional amount	date	fund per annum	fund per annum	appreciation

Lehman Brothers Special Financing, Inc.
$342,250,000	9/14/09	3 month USD-LIBOR-BBA	4.715%	$15,116,944

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/29/08 (Unaudited)

				Fixed payments	Unrealized
Swap counterparty /	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	amount		date	fund per annum	(depreciation)

Bank of America, N.A.
Abitibibowater Inc.,
6 1/2%, 6/15/13	$1,225,000		12/20/08	550 bp	$(179,757)

Nalco, Co.
7.75%,11/15/11	1,160,000		9/20/12	350 bp	(48,442)

Bear Stearns Credit Products, Inc.
Claire’s Stores,
9 5/8%, 6/1/15	730,000		6/20/12	230 bp	(106,106)

Citibank, N.A.
Abitibibowater Inc.,
6 1/2%, 6/15/13	1,225,000		12/20/08	825 bp	(146,305)

Abitibibowater Inc.,
6 1/2%, 6/15/13	1,240,000		12/20/08	725 bp	(163,122)

Abitibibowater Inc.,
6 1/2%, 6/15/13	1,225,000		12/20/08	800 bp	(153,174)

Freescale
Semiconductor, 8 7/8%,
12/15/14	3,225,000		9/20/12	495 bp	(483,782)

Sanmina-Sci Corp.,
8 1/8%, 3/1/16	715,000		3/20/09	275 bp	(5,900)

Wind Acquisition
9 3/4%, 12/1/15	EUR 423,000		3/20/13	(495 bp)	21,284

Credit Suisse International
Advanced Micro Devices,
7 3/4%, 11/1/12	$1,505,000		6/20/09	165 bp	(123,816)

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	140,000		9/20/12	400 bp	(4,675)

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	2,065,000		6/20/17	297 bp	(276,768)

Harrahs Operating Co.
Inc., 5 5/8%, 6/1/15	2,215,000		3/20/09	600 bp	(17,033)

Deutsche Bank AG
Nalco, Co. 7.75%,
11/15/11	1,115,000		12/20/12	363 bp	(45,180)

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	3,646,000	(F)	(a)	2.461%	(646,998)

General Motors Corp.,
7 1/8%, 7/15/13	4,715,000		9/20/08	620 bp	64,454

General Motors Corp.,
7 1/8%, 7/15/13	1,005,000		9/20/08	620 bp	13,738

Wind Acquisition
9 3/4%, 12/1/15	EUR 960,000		12/20/10	(340 bp)	59,023

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/29/08 (Unaudited) continued

			Fixed payments	Unrealized
Swap counterparty /	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	amount	date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc.
Community Health
Systems, 8 7/8%, 7/15/15	$2,765,000	12/20/12	360 bp	$ (224,601)

Jefferson Smurfit
Corp., 7 1/2%, 6/1/13	1,875,000	3/20/13	645 bp	(16,559)

HCA inc., T/L Bank Loan	630,000	3/20/09	225 bp	(350)

Harrahs Operating Co.
Inc., 5 5/8%, 6/1/15	1,550,000	3/20/09	610 bp	(10,454)

Sungard Data Systems,
Inc., 9 1/8%, 8/15/13	2,712,000	9/20/12	395 bp	(121,281)

Wind Acquisition
9 3/4%, 12/1/15	EUR 420,000	12/20/10	(357 bp)	22,906

Merrill Lynch Capital Services, Inc.
General Motors Corp.,
7 1/8%, 7/15/13	$3,235,000	9/20/08	500 bp	15,075

Merrill Lynch International
Dynegy Holdings Inc.,
6 7/8%, 4/1/11	2,065,000	6/20/17	295 bp	(297,711)

Morgan Stanley Capital Services, Inc.
Advanced Micro Devices,
7 3/4%, 11/1/12	325,000	6/20/09	190 bp	(26,108)

Aramark Services, Inc.,
8.5%, 2/1/15	2,235,000	12/20/12	355 bp	(181,482)

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	2,065,000	6/20/12	225 bp	(182,429)

Jefferson Smurfit Corp,
7.5%, 6/1/13	1,665,000	9/20/12	445 bp	(125,353)

Nalco, Co. 7.75%,
11/15/11	1,445,000	3/20/13	460 bp	(8,195)

Nalco, Co. 7.75%,
11/15/11	1,190,000	9/20/12	330 bp	(59,167)

Oshkosh Truck Corp, T/L
Bank Loan	3,125,000	6/20/12	114 bp	(244,938)

Total				$(3,703,206)

* Payments related to the reference debt are made upon a credit default event.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

(F) Is valued at fair value following procedures approved by the Trustees.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/29/08 (Unaudited)

ASSETS

Investment in securities, at value, including $86,751,154 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,011,671,527)	$ 1,829,620,805
Affiliated issuers (identified cost $57,656,777) (Notes 5 and 8)	48,411,774

Cash	169,405

Foreign currency (cost $350)	342

Interest and other receivables	35,998,828

Receivable for shares of the fund sold	531,594

Receivable for securities sold	4,341,931

Receivable for open forward currency contracts (Note 1)	123,701

Receivable from Manager (Note 2)	285,052

Unrealized appreciation on swap contracts (Note 1)	15,313,424

Total assets	1,934,796,856

LIABILITIES

Payable for securities purchased	11,253,645

Payable for purchases of delayed delivery securities (Notes 1 and 7)	1,331,143

Payable for shares of the fund repurchased	2,838,021

Payable for compensation of Manager (Notes 2 and 5)	2,781,780

Payable for investor servicing fees (Note 2)	295,771

Payable for Trustee compensation and expenses (Note 2)	409,937

Payable for administrative services (Note 2)	5,797

Payable for distribution fees (Note 2)	749,040

Payable for open forward currency contracts (Note 1)	590,073

Unrealized depreciation on swap contracts (Note 1)	3,899,686

Collateral on securities loaned, at value (Note 1)	89,141,790

Other accrued expenses	189,267

Total liabilities	113,485,950

Net assets	$ 1,821,310,906

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 3,643,198,934

Undistributed net investment income (Note 1)	5,200,770

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(1,646,771,492)

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(180,317,306)

Total — Representing net assets applicable to capital shares outstanding	$ 1,821,310,906

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,406,138,530 divided by 189,854,278 shares)	$7.41

Offering price per class A share
(100/96.00 of $7.41)*	$7.72

Net asset value and offering price per class B share
($147,697,345 divided by 20,009,021 shares)**	$7.38

Net asset value and offering price per class C share
($40,876,185 divided by 5,546,187 shares)**	$7.37

Net asset value and redemption price per class M share
($14,209,824 divided by 1,914,630 shares)	$7.42

Offering price per class M share
(100/96.75 of $7.42)***	$7.67

Net asset value, offering price and redemption price per class R share
($1,171,813 divided by 159,214 shares)	$7.36

Net asset value, offering price and redemption price per class Y share
($211,217,209 divided by 28,755,495 shares)	$7.35

    * On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

  ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/29/08 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $2,009,209
from investments in affiliated issuers) (Note 5)	$ 84,771,191

Dividends	1,043,479

Securities lending	194,904

Total investment income	86,009,574

EXPENSES

Compensation of Manager (Note 2)	5,797,483

Investor servicing fees (Note 2)	1,829,661

Custodian fees (Note 2)	25,234

Trustee compensation and expenses (Note 2)	37,050

Administrative services (Note 2)	14,706

Distribution fees — Class A (Note 2)	1,898,952

Distribution fees — Class B (Note 2)	871,124

Distribution fees — Class C (Note 2)	232,758

Distribution fees — Class M (Note 2)	38,791

Distribution fees — Class R (Note 2)	2,984

Other	326,372

Non-recurring costs (Notes 2 and 10)	3,494

Costs assumed by Manager (Notes 2 and 10)	(3,494)

Fees waived and reimbursed by Manager (Note 5)	(31,776)

Total expenses	11,043,339

Expense reduction (Note 2)	(644,276)

Net expenses	10,399,063

Net investment income	75,610,511

Net realized loss on investments (Notes 1 and 3)	(16,664,173)

Net realized loss on swap contracts (Note 1)	(2,679,177)

Net realized loss on foreign currency transactions (Note 1)	(1,836,902)

Net unrealized depreciation of assets and liabilities
in foreign currencies during the period	(354,646)

Net unrealized depreciation of investments
and swap contracts during the period	(82,471,014)

Net loss on investments	(104,005,912)

Net decrease in net assets resulting from operations	$ (28,395,401)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	2/29/08*	8/31/07

Operations:
Net investment income	$ 75,610,511	$ 161,621,755

Net realized gain (loss) on investments
and foreign currency transactions	(21,180,252)	11,404,814

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(82,825,660)	(18,160,694)

Net increase (decrease) in net assets
resulting from operations	(28,395,401)	154,865,875

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(57,634,796)	(123,781,207)

Class B	(5,900,948)	(18,095,563)

Class C	(1,581,955)	(4,019,507)

Class M	(561,398)	(1,337,072)

Class R	(44,443)	(55,057)

Class Y	(8,705,739)	(16,558,210)

Redemption fees (Note 1)	211,406	126,057

Decrease from capital share transactions (Notes 4 and 9)	(132,711,606)	(211,245,950)

Total decrease in net assets	(235,324,880)	(220,100,634)

NET ASSETS

Beginning of period	2,056,635,786	2,276,736,420

End of period (including undistributed net investment
income of $5,200,770 and $4,019,538, respectively)	$1,821,310,906	$2,056,635,786

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights		(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
February 29, 2008**	$7.82	.30(d)	(.42)	(.12)	(.29)	(.29)	—(f)	$7.41	(1.56)*	$1,406,139	.53*(d)	3.84*(d)	13.15*
August 31, 2007	7.87	.58(d)	(.04)	.54	(.59)	(.59)	—(f)	7.82	6.87	1,570,488	1.03(d)	7.17(d)	57.18
August 31, 2006	8.10	.58(d,e)	(.22)	.36	(.59)	(.59)	—(f)	7.87	4.64	1,657,357	1.01(d,e)	7.26(d,e)	45.50
August 31, 2005	7.98	.56(d)	.16	.72	(.60)	(.60)	—(f)	8.10	9.28	1,851,371	.97(d)	6.94(d)	41.21
August 31, 2004	7.55	.59(d)	.43	1.02	(.59)	(.59)	—(f)	7.98	13.95	1,924,073	.99(d)	7.55(d)	61.68
August 31, 2003	6.86	.67	.71	1.38	(.69)	(.69)	—	7.55	21.27	2,271,756.98		9.41	75.18

CLASS B
February 29, 2008**	$7.79	.27(d)	(.42)	(.15)	(.26)	(.26)	—(f)	$7.38	(1.95)*	$147,697	.90*(d)	3.47*(d)	13.15*
August 31, 2007	7.84	.51(d)	(.04)	.47	(.52)	(.52)	—(f)	7.79	6.05	197,581	1.78(d)	6.42(d)	57.18
August 31, 2006	8.06	.51(d,e)	(.20)	.31	(.53)	(.53)	—(f)	7.84	3.99	342,227	1.76(d,e)	6.52(d,e)	45.50
August 31, 2005	7.94	.50(d)	.16	.66	(.54)	(.54)	—(f)	8.06	8.49	543,515	1.72(d)	6.19(d)	41.21
August 31, 2004	7.52	.53(d)	.42	.95	(.53)	(.53)	—(f)	7.94	13.01	672,232	1.74(d)	6.80(d)	61.68
August 31, 2003	6.84	.62	.70	1.32	(.64)	(.64)	—	7.52	20.31	879,566	1.73	8.67	75.18

CLASS C
February 29, 2008**	$7.78	.27(d)	(.42)	(.15)	(.26)	(.26)	—(f)	$7.37	(1.95)*	$40,876	.90*(d)	3.46*(d)	13.15*
August 31, 2007	7.84	.52(d)	(.05)	.47	(.53)	(.53)	—(f)	7.78	5.95	46,276	1.78(d)	6.42(d)	57.18
August 31, 2006	8.06	.51(d,e)	(.20)	.31	(.53)	(.53)	—(f)	7.84	4.02	63,687	1.76(d,e)	6.50(d,e)	45.50
August 31, 2005	7.95	.50(d)	.15	.65	(.54)	(.54)	—(f)	8.06	8.39	75,498	1.72(d)	6.18(d)	41.21
August 31, 2004	7.52	.54(d)	.42	.96	(.53)	(.53)	—(f)	7.95	13.15	63,866	1.74(d)	6.80(d)	61.68
August 31, 2003	6.85	.62	.68	1.30	(.63)	(.63)	—	7.52	20.08	87,008	1.73	8.49	75.18

CLASS M
February 29, 2008**	$7.83	.29(d)	(.42)	(.13)	(.28)	(.28)	—(f)	$7.42	(1.71)*	$14,210	.65*(d)	3.71*(d)	13.15*
August 31, 2007	7.88	.56(d)	(.05)	.51	(.56)	(.56)	—(f)	7.83	6.54	16,162	1.28(d)	6.92(d)	57.18
August 31, 2006	8.10	.56(d,e)	(.22)	.34	(.56)	(.56)	—(f)	7.88	4.46	19,785	1.26(d,e)	7.00(d,e)	45.50
August 31, 2005	7.98	.54(d)	.15	.69	(.57)	(.57)	—(f)	8.10	8.95	23,265	1.22(d)	6.69(d)	41.21
August 31, 2004	7.55	.57(d)	.43	1.00	(.57)	(.57)	—(f)	7.98	13.64	26,295	1.24(d)	7.28(d)	61.68
August 31, 2003	6.87	.65	.70	1.35	(.67)	(.67)	—	7.55	20.80	45,017	1.23	9.12	75.18

CLASS R
February 29, 2008**	$7.77	.29(d)	(.41)	(.12)	(.29)	(.29)	—(f)	$7.36	(1.69)*	$1,172	.65*(d)	3.72*(d)	13.15*
August 31, 2007	7.85	.56(d)	(.07)	.49	(.57)	(.57)	—(f)	7.77	6.24	1,096	1.28(d)	6.92(d)	57.18
August 31, 2006	8.08	.55(d,e)	(.21)	.34	(.57)	(.57)	—(f)	7.85	4.37	390	1.26(d,e)	7.00(d,e)	45.50
August 31, 2005	7.98	.53(d)	.15	.68	(.58)	(.58)	—(f)	8.08	8.79	905	1.22(d)	6.60(d)	41.21
August 31, 2004	7.55	.58(d)	.42	1.00	(.57)	(.57)	—(f)	7.98	13.64	70	1.24(d)	7.29(d)	61.68
August 31, 2003 †	6.99	.40	.54	.94	(.38)	(.38)	—	7.55	13.76*	46	.75*	5.59*	75.18

CLASS Y
February 29, 2008**	$7.76	.30(d)	(.40)	(.10)	(.31)	(.31)	—(f)	$7.35	(1.43)*	$211,217	.40*(d)	3.97*(d)	13.15*
August 31, 2007	7.83	.60(d)	(.06)	.54	(.61)	(.61)	—(f)	7.76	6.96	225,031	.78(d)	7.42(d)	57.18
August 31, 2006	8.06	.59(d,e)	(.21)	.38	(.61)	(.61)	—(f)	7.83	4.99	193,290	.76(d,e)	7.51(d,e)	45.50
August 31, 2005	7.96	.58(d)	.14	.72	(.62)	(.62)	—(f)	8.06	9.37	222,236	.72(d)	7.19(d)	41.21
August 31, 2004	7.53	.61(d)	.44	1.05	(.62)	(.62)	—(f)	7.96	14.34	244,131	.74(d)	7.81(d)	61.68
August 31, 2003	6.85	.68	.71	1.39	(.71)	(.71)	—	7.53	21.45	220,883.73		9.57	75.18

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

56	57

Financial highlights (Continued)

   * Not annualized.

 ** Unaudited.

  † For the period January 21, 2003 (commencement of operations) to August 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

February 29, 2008	<0.01%

August 31, 2007	<0.01

August 31, 2006	<0.01

August 31, 2005	<0.01

August 31, 2004	<0.01

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended August 31, 2006 .

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/29/08 (Unaudited)

Note 1: Significant accounting policies

Putnam High Yield Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities. These securities may have a higher rate of default. Capital growth is a secondary goal when consistent with achieving high current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 29, 2008, the value of securities loaned amounted to $86,751,154. The fund received cash collateral of $89,141,790 which is pooled with collateral of other Putnam funds into 53 issues of short-term investments.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2007, the fund had a capital loss carryover of $1,608,329,955 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$342,232,804	August 31, 2008

309,071,927	August 31, 2009

301,710,244	August 31, 2010

499,955,886	August 31, 2011

61,743,291	August 31, 2012

76,944,480	August 31, 2013

14,070,646	August 31, 2014

2,600,677	August 31, 2015

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending

August 31, 2008 $15,779,599 of losses recognized during the period November 1, 2006 to August 31, 2007, a portion of which could be limited by Section 381 of the Code.

The aggregate identified cost on a tax basis is $2,070,809,989, resulting in gross unrealized appreciation and depreciation of $25,238,381 and $218,015,791, respectively, or net unrealized depreciation of $192,777,410.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended February 29, 2008, Putnam Management did not waive any of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

For the period ended February 29, 2008, Putnam Management has assumed $3,494 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 10).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended February 29, 2008, the fund incurred $1,842,835 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended February 29, 2008, the fund’s expenses were reduced by $644,276 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $663, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 29, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $21,916 and $455 from the sale of class A and class M shares, respectively, and received $85,972 and $1,832 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 29, 2008, Putnam Retail Management, acting as underwriter, received $140 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended February 29, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $244,492,642 and

$357,603,438, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 29, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 2/29/08:

Shares sold	8,107,184	$ 63,169,374

Shares issued
in connection
with reinvestment
of distributions	5,163,023	39,677,287

	13,270,207	102,846,661

Shares
repurchased	(24,303,741)	(187,935,771)

Net decrease	(11,033,534)	$ (85,089,110)

Year ended 8/31/07:

Shares sold	26,586,888	$ 214,791,472

Shares issued
in connection
with reinvestment
of distributions	10,547,539	84,965,963

Shares issued
in connection
with the merger
of Putnam Managed
High Yield Trust	8,467,578	67,470,903

	45,602,005	367,228,338

Shares
repurchased	(55,177,003)	(445,256,876)

Net decrease	(9,574,998)	$ (78,028,538)

CLASS B	Shares	Amount

Six months ended 2/29/08:

Shares sold	1,339,006	$10,498,949

Shares issued
in connection
with reinvestment
of distributions	459,582	3,524,088

	1,798,588	14,023,037

Shares
repurchased	(7,160,185)	(55,457,661)

Net decrease	(5,361,597)	$ (41,434,624)

Year ended 8/31/07:

Shares sold	1,673,860	$ 13,469,969

Shares issued
in connection
with reinvestment
of distributions	1,356,191	10,877,967

	3,030,051	24,347,936

Shares
repurchased	(21,314,604)	(171,652,664)

Net decrease	(18,284,553)	$(147,304,728)

CLASS C	Shares	Amount

Six months ended 2/29/08:

Shares sold	967,819	$ 7,571,667

Shares issued
in connection
with reinvestment
of distributions	132,925	1,017,059

	1,100,744	8,588,726

Shares
repurchased	(1,502,868)	(11,571,967)

Net decrease	(402,124)	$ (2,983,241)

Year ended 8/31/07:

Shares sold	1,219,036	$ 9,829,098

Shares issued
in connection
with reinvestment
of distributions	347,757	2,791,011

	1,566,793	12,620,109

Shares
repurchased	(3,744,943)	(30,088,203)

Net decrease	(2,178,150)	$(17,468,094)

CLASS M	Shares	Amount

Six months ended 2/29/08:

Shares sold	210,168	$ 1,647,934

Shares issued
in connection
with reinvestment
of distributions	48,255	371,701

	258,423	2,019,635

Shares
repurchased	(407,658)	(3,182,189)

Net decrease	(149,235)	$(1,162,554)

Year ended 8/31/07:

Shares sold	217,738	$ 1,760,219

Shares issued
in connection
with reinvestment
of distributions	111,003	895,759

	328,741	2,655,978

Shares
repurchased	(774,388)	(6,263,803)

Net decrease	(445,647)	$(3,607,825)

CLASS R	Shares	Amount

Six months ended 2/29/08:

Shares sold	50,649	$ 387,758

Shares issued
in connection
with reinvestment
of distributions	5,439	41,524

	56,088	429,282

Shares
repurchased	(37,852)	(287,987)

Net increase	18,236	$ 141,295

Year ended 8/31/07:

Shares sold	109,373	$ 879,853

Shares issued
in connection
with reinvestment
of distributions	6,847	54,906

	116,220	934,759

Shares
repurchased	(24,965)	(201,142)

Net increase	91,255	$ 733,617

CLASS Y	Shares	Amount

Six months ended 2/29/08:

Shares sold	3,815,730	$ 29,154,750

Shares issued
in connection
with reinvestment
of distributions	1,142,833	8,705,739

	4,958,563	37,860,489

Shares
repurchased	(5,208,091)	(40,043,861)

Net decrease	(249,528)	$ (2,183,372)

Year ended 8/31/07:

Shares sold	7,485,161	$ 60,048,108

Shares issued
in connection
with reinvestment
of distributions	2,070,650	16,558,210

	9,555,811	76,606,318

Shares
repurchased	(5,247,808)	(42,176,700)

Net increase	4,308,003	$ 34,429,618

Note 5: Investment in Putnam Prime
Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended February 29, 2008, management fees paid were reduced by $31,776 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $2,009,209 for the period ended February 29, 2008. During the period ended February 29, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime

Money Market Fund aggregated $309,042,997 and $357,055,248, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of February 29, 2008, the fund had unfunded loan commitments of $1,357,664, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments

Community Health
Systems, Inc.	$201,620

Fenwal Controls of
Japan, LTD. (Japan)	602,271

Golden Nugget, Inc.	394,545

Univision
Communications, Inc.	159,228

Note 8: Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

	Purchase	Sales	Dividend	Market
Affiliates	cost	proceeds	Income	Value

Bohai Bay Litigation, LLC (Units)	$ —	$ —	$ —	$ 55,172

Decrane Aircraft Holdings, Inc.	—	—	—	29

DigitalGlobe, Inc. 144A	—	—	—	645,566

VFB LLC	—	—	—	267,994

XCL Warranty Escrow	—	—	—	278,279

Totals	$ —	$ —	$ —	$1,247,040

Market values are shown for those securities affiliated at period end.

Note 9: Acquisition of Putnam Managed
High Yield Trust

On October 30, 2006, the fund issued 8,467,578 class A shares in exchange for 7,366,381 class A shares of Putnam Managed High Yield Trust to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam Managed High Yield Trust on October 27, 2006, were $2,292,845,413 and $67,470,903, respectively. On October 27, 2006, Putnam Managed High Yield Trust had distributions in excess of net investment income of $357,620, accumulated net realized loss of $ 34,849,307 and unrealized depreciation of

$1,090,127. The aggregate net assets of the fund immediately following the acquisition were $2,360,316,316.

Information presented in the Statement of operations and changes in net assets reflect only the operations of Putnam High Yield Trust.

Note 10: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 11: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Kenneth R. Leibler	James P. Pappas
Putnam Investment	Robert E. Patterson	Vice President
Management, LLC	George Putnam, III
One Post Office Square	Richard B. Worley	Francis J. McNamara, III
Boston, MA 02109		Vice President and
	Officers	Chief Legal Officer
Investment Sub-Manager	Charles E. Haldeman, Jr.
Putnam Investments Limited	President	Robert R. Leveille
57–59 St James’s Street		Vice President and
London, England SW1A 1LD	Charles E. Porter	Chief Compliance Officer
Executive Vice President,
Marketing Services	Principal Executive Officer,	Mark C. Trenchard
Putnam Retail Management	Associate Treasurer and	Vice President and
One Post Office Square	Compliance Liaison	BSA Compliance Officer
Boston, MA 02109
	Jonathan S. Horwitz	Judith Cohen
Custodian	Senior Vice President	Vice President, Clerk and
State Street Bank	and Treasurer	Assistant Treasurer
and Trust Company
	Steven D. Krichmar	Wanda M. McManus
Legal Counsel	Vice President and	Vice President, Senior Associate
Ropes & Gray LLP	Principal Financial Officer	Treasurer and Assistant Clerk

Trustees	Janet C. Smith	Nancy E. Florek
John A. Hill, Chairman	Vice President, Principal	Vice President, Assistant Clerk,
Jameson Adkins Baxter,	Accounting Officer and	Assistant Treasurer and
Vice Chairman	Assistant Treasurer	Proxy Manager
Charles B. Curtis
Robert J. Darretta	Susan G. Malloy
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Vice President

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA034 250071 4/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants:

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies:

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 29, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 29, 2008